                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS


                                                     Chapter 11
                                                     Case No.:  02 B 02474
                                                     Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.


                        MONTHLY OPERATING REPORT FOR THE
                   PERIOD NOVEMBER 28, 2002 TO JANUARY 1, 2003

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                            MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285

REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: January 14, 2003

                            KMART CORPORATION, ET AL.



                            /s/ A. A. Koch
                            -------------------------------------
                            A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FIVE-WEEK PERIOD ENDED JANUARY 1, 2003

I.       Kmart Corporation Unaudited Consolidated Financial Statements

     A. Consolidated Statement of Operations for the five-week period ended January 1, 2003

     B.  Consolidated Balance Sheet as of January 1, 2003

     C. Consolidated Statement of Cash Flows for the five-week period ended January 1, 2003

     D. Cash Receipts and Disbursements for the five-week period ended January 1, 2003

     E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through January 1, 2003

     F.  Notes to Unaudited Consolidated Financial Statements


II.      Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ millions)

                                                                   FIVE-WEEK
                                                                  PERIOD ENDED
                                                                    JANUARY 1,
                                                                      2003
                                                                -----------------
SALES                                                             $        4,705

Cost of sales, buying & occupancy                                          3,781
                                                                -----------------

GROSS MARGIN                                                                 924

Selling, general and administrative expenses                                 566
                                                                -----------------

INCOME BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION ITEMS, NET                                                 358

Reorganization items, net                                                     (8)
                                                                -----------------

INCOME BEFORE INTEREST AND INCOME TAXES                                      366

Net interest expense                                                          17
Income taxes                                                                   -
                                                                -----------------

NET INCOME                                                        $          349
                                                                =================

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                JANUARY 1,
                                                                                  2003
                                                                             ---------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                     $  1,115
  Merchandise inventories                                                          5,252
  Other current assets                                                               559
                                                                                --------
TOTAL CURRENT ASSETS                                                               6,926

  Property and equipment, net                                                      5,644
  Other assets and deferred charges                                                  257
                                                                                --------
TOTAL ASSETS                                                                    $ 12,827
                                                                                ========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                              $  1,489
  Accrued payroll and other liabilities                                              681
  Taxes other than income taxes                                                      431
                                                                                --------
TOTAL CURRENT LIABILITIES                                                          2,601

  Debtor-in-possession credit facility                                                 -
  Capital lease obligations                                                          648
  Other long-term liabilities                                                        216
                                                                                --------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                        3,465

LIABILITIES SUBJECT TO COMPROMISE                                                  7,052

Company obligated mandatorily redeemable convertible preferred convertible securities of a subsidiary trust holding solely 7 3/4% convertible
  junior subordinated debentures of Kmart                                            646
Common stock, $1 par value, 1,500,000,000 shares authorized;
  518,150,530 shares issued                                                          518
Capital in excess of par value                                                     1,923
Accumulated deficit                                                                 (777)
                                                                                --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $ 12,827
                                                                                --------



Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $  3,323
Accounts payable                                                                   2,199
Closed store reserves                                                                704
Public liability and workers compensation                                            256
Other liabilities                                                                    229
Pension obligation                                                                   177
Taxes payable                                                                        164
                                                                                --------
                                                                                $  7,052
                                                                                ========

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                    FIVE-WEEK
                                                                   PERIOD ENDED
                                                                    JANUARY 1,
                                                                       2003
                                                                   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                           $   349

Adjustments to reconcile net income to net cash provided by
   operating activities:
     Discontinued operations, net                                          -
     Restructuring, impairments and employee severance                     -
     Reorganization items, net                                            (8)
     Depreciation and amortization                                        71
     Equity income in unconsolidated subsidiaries                         (7)
Changes in:
     Inventory                                                         1,441
     Accounts payable                                                   (622)
     Deferred taxes and other taxes payable                                -
     Other assets                                                        233
     Other liabilities                                                    17
Cash used for store closings and other charges                             -
                                                                     -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                              1,474
                                                                     =======

NET CASH USED FOR REORGANIZATION ITEMS                                    (3)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                     (13)
                                                                     -------
NET CASH USED FOR INVESTING ACTIVITIES                                   (13)
                                                                     =======

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on DIP credit facility                                         (777)
Payments of debt                                                          (1)
Payments on capital lease obligations                                     (6)
                                                                     -------
NET CASH USED FOR FINANCING ACTIVITIES                                  (784)
                                                                     =======

NET CHANGE IN CASH AND CASH EQUIVALENTS                                  674
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           441
                                                                     -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                             $ 1,115
                                                                     =======

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ millions)

                                                                     FIVE-WEEK
                                                                   PERIOD ENDED
                                                                     JANUARY 1,
                                                                       2003
                                                                   -------------
Cash Receipts:
 Store                                                              $     4,758
 Other                                                                      176
                                                                   -------------

 CASH INFLOWS                                                             4,934
                                                                   -------------

Cash Disbursements:
 Accounts payable                                                         2,470
 Fleming                                                                    409
 Payroll and benefits                                                       432
 Taxes                                                                      147
 Rent                                                                        20
 Other                                                                        5
                                                                   -------------

 CASH OUTFLOWS                                                            3,483
                                                                   =============

  TOTAL CASH FLOWS BEFORE BORROWINGS                                      1,451
                                                                   -------------

DIP Credit Facility Borrowings (Repayments)                                (777)
                                                                   -------------

  NET CASH INFLOWS                                                  $       674
                                                                   =============


KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD JANUARY 22, 2002 THROUGH JANUARY 1, 2003
                                                 -------------------------------------------------------------------------------
                                                  BILLED
NAME                                              AMOUNT*        PAID          UNPAID      HOLDBACK      ACCRUED**         TOTAL
----                                             ---------      ------        --------    ----------    -----------        -----
Abacus Advisory and Consulting
Corporation, LLC                              $  3,262,750   $ 3,262,750    $        -   $         -    $         -    $  3,262,750

Dewey Ballantine***                                333,797             -       333,797        31,639                        333,797

DKW/ Miller Buckfire & Lewis                     2,392,080     2,257,060       135,020       135,000              -       2,392,080

DJM                                              1,012,794     1,012,794             -             -              -       1,012,794

Erwin Katz                                          42,886        30,796        12,090         3,940                         42,886

Ernst & Young, Corporate Finance LLC             1,204,238     1,204,238             -             -              -       1,204,238

FTI Policano & Manzo                             5,825,119     4,611,639     1,213,480       435,117              -       5,825,119

Goldberg, Kohn, Bell                               921,284       651,479       269,805        81,837              -         921,284

Jones, Day, Reavis & Pogue                       2,907,630     2,720,471       187,159       187,159              -       2,907,630

Jones Day Committee Member Expenses                 34,815        34,815             -             -              -          34,815

KPMG, LLP                                        4,910,736     3,067,142     1,843,594       331,357              -       4,910,736

Morgan, Lewis & Bockius LLP                        656,369       656,369             -             -              -         656,369

Otterbourg, Steindler, Houston & Rosen, PC       4,246,132     3,559,359       686,773       290,614              -       4,246,132

Otterbourg Committee Member Expenses                94,076        94,076             -             -              -          94,076

PricewaterhouseCoopers LLP                       8,449,354     8,264,250       185,104       185,104              -       8,449,354

Rockwood Gemini Advisors                         1,879,089     1,766,589       112,500       112,500              -       1,879,089

Saybrook Capital                                 1,003,546       770,359       233,187        96,000              -       1,003,546

Skadden, Arps, Slate, Meagher & Flom
(Illinois)                                      33,144,275    31,134,770     2,009,505     2,009,505              -      33,144,275

Traub, Bonacquist & Fox                            881,683       800,810        80,873        80,873              -         881,683

Traub Committee Member Expenses                     63,581        49,127        14,454             -              -          63,581

Trumbull Services                                3,700,245     3,700,245             -             -              -       3,700,245

U.S. Trustee                                       356,500       356,500             -             -              -         356,500

Winston & Strawn                                 1,040,746       773,336       267,410        65,989              -       1,040,746

Accrued                                                  -             -             -             -     15,689,332      15,689,332
                                             -------------  ------------   -----------  ------------   ------------   -------------

TOTAL                                         $ 78,363,725   $70,778,974    $7,584,751   $ 4,046,634    $15,689,332    $ 94,053,057
                                             =============  ============   ===========  ============   ============   =============

* Billed amounts include fees and expenses.
** Accrued amount represents services provided, but not yet billed.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation, amortization and other charges), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. As of January 1, 2003 the Company had no borrowings outstanding and had utilized $345 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

         ($ millions)
          DIP Credit Facility capacity                          $  2,000
          5% Holdback                                               (100)
          DIP loans outstanding                                        -
          Letters of credit outstanding                             (345)
                                                               -----------


          Total Available as of January 1, 2003                 $  1,555
                                                               -----------

3. Comparable store sales for the five-week period ended January 1, 2003 were 5.7% lower than the same period last year.

4. Reorganization items, net, of $8 million of income includes a non-cash credit of $29 million related to the settlement of pre-petition liabilities. This income is partially offset by expenses of $13 million for stay bonuses previously approved by the Court and $8 million for professional fees.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. In accordance with SFAS No. 109, "Accounting for Income Taxes," the Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2002.

6. Cash Receipts and Disbursements for the five-week period ended January 1, 2003 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

7. During the five-week period ended January 1, 2003 Kmart has received conversion notices from holders of 399,784 trust convertible preferred securities. Such securities were convertible into 1,332,601 shares of Kmart common stock.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474
                       -------------------------           ----------

                        For Month Ending January 1, 2003



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.

KMART CORPORATION
CAUTIONARY STATEMENT
--------------------------------------------------------------------------------

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the ability of our vendors to obtain satisfactory credit terms from factors and other financing sources; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended January 30, 2002 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Kmart disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could also result in holders of Kmart common stock receiving no distribution on account of their interests and cancellation of their interests. Holders of Kmart common stock should assume that they could receive little of no value as part of a plan of reorganization. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.